SUPPLEMENT TO THE SPARTAN MUNICIPAL FUNDS MARCH 19, 1998 PROSPECTUS The following information replaces similar information found in the "Expenses" section on page 5.
Effective March 20, 1998 and August 20, 1998, FMR has voluntarily agreed to reimburse each of Spartan Intermediate Municipal Income and Spartan Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.53% of its average net assets through December 31, 1999 and December 31, 2000, respectively. If these agreements were not in effect, the management fee, other expenses, and total operating expenses for Spartan Intermediate Municipal Income and Spartan Municipal Income would have been 0.38%, 0.17%, and 0.55% and 0.39%, 0.16%, and 0.55%, respectively.